Non-adjusting events after the financial year end	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Non-adjusting events after the financial year end
59	Non-adjusting events after the financial year end

(a)
On October 30, 2019, the Company entered into the A Share Subscription Agreement with CSAH, pursuant to which the Company is to issue not more than 2,453,434,457 (inclusive) new A Shares to CSAH (“the A Share Issuance”). The total funds to be raised from the A Share Issuance will be not more than RMB16,800 million (inclusive). In the meantime, the Company entered into the H Share Subscription Agreement with Nan Lung (a wholly-owned subsidiary of CSAH), pursuant to which the Company is to issue not more than 613,358,614 (inclusive) new H shares (“the H Share Issuance”). The total funds to be raised from the H Share Issuance will be not more than HKD3,500 million (inclusive). The consideration of A and H shares will be satisfied by cash. Both of the A Share Issuance and the H Share Issuance were approved by the Extraordinary General Meeting and the respective Class Meetings on December 27, 2019. The Company received the “Acceptance Notice of the Application for Administration Permission” issued by China Securities Regulatory Commission (“CSRC”) for the A Share Issuance and H share Issuance on 6 January 2020 and 11 February 2020, respectively. The H Share Issuance has been completed on April 15, 2020. On April 24, 2020, the Issuance Examination Committee of the CSRC reviewed the application for the A Share Issuance and informed the Company that the Company’s application for the A Share Issuance was approved. Up to the issuance date of these financial statements, the Company had not received the written approval of A Share Issuance from the CSRC.

(b)
The
COVID-19
outbreak (the “Outbreak”) since early 2020 has brought about uncertainties in the Group’s operating environment and has impacted the Group’s operations and financial position. The Group’s revenue tonne kilometers for the first three months of 2020 has decreased by approximately 45% as compared to the same period of 2019. The Group estimates the Outbreak will have an adverse impact on the Group’s business operation and operating revenue for the year 2020, which casts uncertainties in the Group’s operating environment. The Group has been closely monitoring the impact of the developments on the Group’s business and has put in place contingency measures. These contingency measures include: temporarily reducing the numbers of flights of certain routes, provisionally suspending certain domestic and international routes according to the travel restrictions of related countries and regions. Based on the Group’s actual performance in the first three months of 2020, contingent measures put in place and unutilized available banking facilities (Note 4(a)), etc., the Directors of the Company have carried out a review of the cash flow forecast of the Group for the eighteen months period after the balance sheet date. Based on such forecast, the Directors of the Company believe that adequate funding will be available for the working capital and capital expenditure requirements of the Group during that period. Up to the issuance date of these financial statements, the Outbreak hasn’t ended and the Group cannot reasonably estimate its impact on the business operation and financial performance. The Group will proactively keep contingency measures under review as the situation evolves.